     As filed with the Securities and Exchange Commission on July 2, 1998

                                                     Registration No. 333-______

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 --------------

                             CYBERGUARD CORPORATION
             (Exact name of registrant as specified in its charter)

                                 --------------
           FLORIDA                                   65-0510339
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                   Identification No.)



                         2000 WEST COMMERCIAL BOULEVARD
                                    SUITE 200
                         FORT LAUDERDALE, FLORIDA 33309
                                 (954) 958-3900
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 --------------

                     1988 STOCK PLAN OF ARCA SYSTEMS, INC.
                           (Full titles of the Plans)

                             BRIAN FOREMNY, ESQUIRE
                         2000 WEST COMMERCIAL BOULEVARD
                                    SUITE 200
                         FORT LAUDERDALE, FLORIDA 33309
                                 (954) 958-3900
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                 WITH A COPY TO:
                          TEDDY D. KLINGHOFFER, ESQUIRE
                         STEARNS WEAVER MILLER WEISSLER
                           ALHADEFF & SITTERSON, P.A.
                       150 WEST FLAGLER STREET, SUITE 2200
                              MIAMI, FLORIDA 33130
                                 (305) 789-3200

                                         CALCULATION OF REGISTRATION FEE

===================================  ===================== ===================  =====================  ==================
                                                                Proposed              Proposed
        TITLE OF EACH CLASS                 Amount               maximum               maximum              Amount of
        OF SECURITIES TO BE                  to be           offering price           aggregate           registration
          REGISTERED (1)                  registered          per share (2)       offering price(2)            fee
-----------------------------------  --------------------- -------------------  ---------------------  ------------------
   Common Stock, $.01 par value      124,463 shares               $9.28               $1,155,017             $340.73
===================================  ===================== ===================  =====================  ==================

(1) This Registration Statement also relates to the Rights to purchase fractional shares of Preferred Stock of the Registrant which are attached to all shares of common stock outstanding as of, and issued subsequent to, September 29, 1994, pursuant to the terms of the Registrant's Rights Agreement, dated as of September 29, 1994. Until the occurrence of certain prescribed events, the Rights are not exercisable, are evidenced by the certificates of common stock and will be transferred with and only with such stock.

(2) Estimated solely for purpose of calculating the registration fee pursuant to Rule 457(h) on the basis of the average of the high and low prices of the Common Stock of CyberGuard Corporation on July 1, 1998, as reported on the Nasdaq National Market.

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference

                  The following documents filed by CyberGuard Corporation, a Florida corporation (the "Registrant"), with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") are incorporated by reference herein:

         (1) The Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1997, filed with the SEC on September 29, 1997, as amended on Form 10-K/A for the fiscal year ended June 30, 1997, filed with the SEC on October 22, 1997, and as amended on Form 10-K/A for the fiscal year ended June 30, 1997, filed with the SEC on October 28, 1997.
         (2) The Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, filed with the SEC on November 13, 1997.
         (3) The Registrant's Quarterly Report on Form 10-Q for the quarter ended December 31, 1997, filed with the SEC on February 13, 1997.
         (4) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with the SEC on May 15, 1998.
         (5)      The Registrant's Current Report on Form 8-K, dated November
                  20, 1997, filed with the SEC on November 20, 1997.
         (6)      The Registrant's Current Report on Form 8-K, dated June 17,
                  1998, filed with the SEC on June 23, 1998.
         (7) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 10, filed with the SEC on July 20, 1994.

                  All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4.  Description of Securities
         -------------------------

                  Not applicable.

Item 5.  Interests of Named Experts and Counsel
         --------------------------------------

                  Not applicable.

Item 6.  Indemnification of Directors and Officers
         -----------------------------------------

                  The Registrant has authority under Section 607.0850 of the Florida Business Corporation Act (the "FBCA") to indemnify its directors and officers to the extent permitted in such statute. With respect to the indemnification of the Registrant's directors and officers, the Registrant's Restated Bylaws provide that the Registrant shall indemnify its directors and officers to the fullest extent permitted by law. In addition, the Registrant carries insurance permitted by the laws of the State of Florida on behalf of its directors and officers which may cover liabilities under the Securities Act of 1933, as amended (the "Securities Act").

         The provisions of the FBCA that authorize indemnification do not eliminate the duty of care of a director, and in appropriate circumstances equitable remedies such as injunctive or other forms of nonmonetary relief will remain available under Florida law. In addition, each director will continue to be subject to liability for (a) violations of the criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful; (b) deriving an improper personal benefit from a transaction, either directly or indirectly; (c) voting for or assenting to an unlawful distribution; and (d) willful misconduct or a conscious disregard for the best interests of the Registrant in a proceeding by or in the right of the Registrant to procure a judgment in its favor or in a proceeding by or in the right of a shareholder. These provisions do not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

Item 7.  Exemption from Registration Claimed.
         -----------------------------------

                  Not applicable.

Item 8.  Exhibits
         --------

   4.1            Articles of Incorporation, as amended, of the Registrant (incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30,
                  1996).

   4.2            Restated By-laws of the Registrant (incorporated by reference to the Post-Effective
                  Amendment No. 1 to the Registrant's Registration Statement on Form 10, filed with the SEC on September 29, 1994 (File No. 0-24544)).

   4.3            Form of Stockholder Rights Plan (incorporated by reference to Post-Effective
                  Amendment No. 1 to the Registrant's Registration Statement on Form 10, filed with the SEC on September 29, 1994 (File No. 0-24544)).

   5.1            Opinion of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A.

  23.1            Consent of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A. (included as part of Exhibit 5 above).

  23.2            Consent of KPMG Peat Marwick LLP.

  23.3            Consent of Tobkin, Chiang & Hammon, certified public accountants.

  24.1            Powers of Attorney (included as part of the Signature Page of this Registration
                  Statement).

Item 9.  Undertakings
         ------------

                  (a)      The undersigned Registrant hereby undertakes:

                           (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                                  (i)       To include any prospectus required
                                            by Section 10(a)(3) of the
                                            Securities Act;

                                 (ii)       To reflect in the prospectus any
                                            facts or events arising after the
                                            effective date of the Registration
                                            Statement (or the most recent
                                            post-effective amendment thereof)
                                            which, individually or in the
                                            aggregate, represent a fundamental
                                            change in the information set forth
                                            in the Registration Statement;

                                (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration
                                            Statement or any material change to
                                            such information in the Registration
                                            Statement;

                           PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and
                           (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                           (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                           (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the

Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ft. Lauderdale, State of Florida, on the 2nd day of July, 1998.

                             CYBERGUARD CORPORATION

                             By: /s/ Robert L. Carberry
                                --------------------------------------
                                 Robert L. Carberry
                                 Chairman and Chief Executive
                                 Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Carberry and William Murray, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                               Title                                                    Date
---------                               -----                                                    ----
/s/ Robert L. Carberry                 Chief Executive Officer and                            June 26, 1998
----------------------------------     Chairman of the Board of Directors
Robert L. Carberry

/s/ William D. Murray                  Vice President of Finance and Chief                    June 26, 1998
----------------------------------     Financial Officer
William D. Murray

/s/ Tommy D. Steele                    President, Chief Operating Officer                     June 26, 1998
----------------------------------     and Director
Tommy D. Steele

/s/ C. Shelton James                   Director                                               July 1, 1998
----------------------------------
C. Shelton James



SIGNATURE                              TITLE                                                  DATE
                                       Director
------------------------------------
David R. Proctor

/s/ Richard P. Rifenburgh              Director                                            June 29, 1998
------------------------------------
Richard P. Rifenburgh

                                       Director
------------------------------------
Leland R. Reiswig, Jr.

                                  EXHIBIT INDEX



Exhibit
Number                                 Description
-----                                  -----------
  5.1                                  Opinion of Stearns Weaver Miller Weissler Alhadeff
                                       & Sitterson, P.A.

 23.1                                  Consent of Stearns Weaver Miller Weissler Alhadeff
                                       & Sitterson, P.A. (included as part of Exhibit 5.1 above)

 23.2                                  Consent of KPMG Peat Marwick LLP

 23.3                                  Consent of Tobkin, Chiang & Hammon, certified
                                       public accountants